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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): OCTOBER 2, 2000
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                               CUMULUS MEDIA INC.
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             (Exact Name of Registrant as specified in its charter)

      ILLINOIS                        000-24525                 36-4159663
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(State or other jurisdiction       (Commission File           (IRS Employer
   of incorporation)                   Number)              Identification No.)

            3060 Peachtree Road NW, Suite 730, Atlanta, GA 30305
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (404) 949-0700
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              111 E. Kilbourn Ave., Suite 2700, Milwaukee, WI 53202
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          (Former name or former address, if changed since last report)












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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     On November 29, 1999, Cumulus Broadcasting, Inc. ("Cumulus Broadcasting"), a wholly owned subsidiary of Cumulus Media Inc. (the "Company"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Connoisseur Communications Partners, L.P., Continuity Partners, L.P., Connoisseur Communications of Flint, L.P., Connoisseur Communications of Mercer County, L.P., Connoisseur Communications of Muskegon, L.P., Connoisseur Communications of Quad Cities, L.P., Connoisseur Communications of Rockford, L.P., Connoisseur Communications of Saginaw, L.P., Connoisseur Communications of Waterloo, L.P., Connoisseur Communications of Youngstown, L.P. and Abry Broadcast Partners III, L.P. (collectively, the "Connoisseur Sellers"). Pursuant to the terms of the Asset Purchase Agreement, Cumulus Broadcasting was to acquire 35 stations (the "Acquired Stations") in 9 Midwestern markets.


The markets and stations acquired are as follows:

YOUNGSTOWN-WARREN, OHIO (Market Rank # 97 of 276) - WHOT-FM, WYFM-FM, WPIC-AM, and WSOM-AM. Also, in adjacent Western Pennsylvania, WWIZ-FM and WLLF-AM.

FLINT, MICHIGAN (Market Rank # 119) - WDZZ-FM, WRSR-FM, WWCK-FM, and WFDF-AM.

CANTON, OHIO (Market Rank # 123) - WQXK-FM and WRQK-FM.

SAGINAW-BAY CITY-MIDLAND, MICHIGAN (Market Rank # 125) - WTLZ-FM.

QUAD CITIES, ILLINOIS-IOWA (Market Rank # 133) - KBOB-FM, KORB-FM, KQLI-FM, WXLP-FM, and KJOC-AM.

ROCKFORD, ILLINOIS (Market Rank # 148) - WLUV-FM (which is pending acquisition by Connoisseur), WXXQ-FM, WZOK-FM, and WROK-AM.

EVANSVILLE, INDIANA (Market Rank # 152) - WGBF-FM, WTRI-FM, and WYNG-FM, and WGBF-AM.

MUSKEGON, MICHIGAN (Market Rank # 217) - WMRR-FM, WMUS-FM, WSHZ-FM, WMHG-AM, and WMUS-AM.

WATERLOO-CEDAR FALLS, IOWA (Market Rank # 233) - KCRR-FM, KKCV-FM, KOEL-FM, and KOEL-AM.

On October 2, 2000 the Company completed the acquisition of the Acquired Stations for a total purchase price of $257.8 million in cash.

The purchase price was funded from (i) cash on hand, (ii) escrow deposits previously made in accordance with the agreements, and (iii) the initial proceeds from the first and second phases of asset exchanges with and asset sales to Clear Channel Communications.

Prior to this transaction, no material relationship existed between the Company and the Connoisseur Sellers.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(A)   Financial Statements of Businesses Acquired

      Audited financial statements of the Connoisseur Sellers required pursuant to regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.

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(B)   Pro Forma Financial Information

      The pro forma financial information required pursuant to Article 11 of Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.





(C) Exhibits


         2.1 Asset Purchase Agreement dated as of November 29, 1999, by and among Cumulus Broadcasting, Inc. and the Connoisseur Sellers.









Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CUMULUS MEDIA INC.

                                            By:   /s/ Martin R. Gausvik
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                                                  Martin R. Gausvik

                                                  Executive Vice President,
                                                  Treasurer and CFO

Date: October 17, 2000